                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) December 11, 1996
                                                 -----------------


                                 SunSource L. P.
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Delaware              1-9375             23-2439550
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     (State or other        (Commission        (I.R.S. Employer
     jurisdiction of        File Number)        Identification
      organization)                                 Number)



                              2600 One Logan Square
                        Philadelphia, Pennsylvania        19103
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               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code (215) 665-3650
                                                   --------------







                                             Page 1 of 8
                                       Exhibit Index on page 4


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Item 5.  Other Events

         On December 11, 1996, the Registrant announced that the Board of Directors of its General Partner had approved the terms upon which it is proposed to convert the master limited partnership to corporate form. In addition, the company announced plans to restructure its Technology Services divisions (formerly Fluid Power divisions) and its Retail Glass business.

         The public announcements are attached as Exhibits 99.1 and 99.2 to this document and are incorporated herein by reference.

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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       SUNSOURCE L.P.



                                       By
                                         -------------------------------------
                                                 Joseph M. Corvino
                                                Vice President and
                                             Chief Financial Officer
DATE: December 19, 1996

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                                  EXHIBIT INDEX



Exhibit
Number                                                                  Page
------                                                                  ----

99.1            Registrant's press release announcing
                terms regarding corporate conversion                     5-6

99.2            Registrant's press release announcing
                restructuring and charges related to
                proposed corporate conversion.                           7-8

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KCSA                                                                     News
------------------------------------------------------------------------------
Public & Investor Relations, Corporate & Marketing Communications

FOR:      SUNSOURCE L.P.
          One Logan Square
          Philadelphia, PA 19103

CONTACT:  Joseph M. Corvino
          (215) 665-3650

KCSA:     Leslie A. Schupak/Joseph A. Mansi
CONTACT:  (212) 682-6300 ext. 207/205

                                                         FOR IMMEDIATE RELEASE
                                                         ---------------------

                           SUNSOURCE ANNOUNCES TERMS
                         REGARDING CORPORATE CONVERSION

PHILADELPHIA, PA., December 11, 1996--SunSource L.P. (NYSE: SDP & SDPB) announced today that the board of directors of its general partner had approved the terms upon which it is proposed to convert the master limited partnership to corporate form.

         Pursuant to a proposed merger, each Class A limited partnership interest will be converted into $1.30 in cash and 0.38 share of 11.6% Trust Preferred Securities with a liquidation preference of $25. The Trust Preferred Securities will mature in 30 years subject to optional redemption after five years by the Company. Holders of the Preferred Securities will be entitled to cumulative distributions of $2.90 per annum payable monthly, which under the exchange ratio is equivalent to the $1.10 per annum payable monthly per current Class A interest. Under the exchange ratio, the liquidation preference will be $9.50 compared to the current Class A liquidation preference of $10. Each Class B limited partnership interest will be converted into 0.25 share of Common Stock or one share of Common Stock for each four Class B limited partnership interests. The general partner will receive 1,000,000 shares of Common Stock in exchange for its general partnership interests in SunSource L.P. and its subsidiary operating partnership.

                                                                    Page 5 of 8
                                     (more)

Kanan, Corbin,               820 Second Avenue      Tel 212 682 6300
Schupak & Aronow, Inc.       New York, NY 10017     Fax 212 697 0910

SUNSOURCE/2

         The conversion is subject to the approval of a majority of the holders of the Class A and Class B interests unaffiliated with the general partner, each voting separately as a class. Proxies for approval will be solicited only by means of a proxy statement/prospectus which is expected to be mailed to the limited partners in late January or early February 1997. The conversion is planned to become effective on or about March 31, 1997.

         SunSource L.P. is one of the nation's leading suppliers of value-added services to industrial and retail customers throughout North America. Its Industrial Services Company provides maintenance and engineered products as well as a nationwide system of support services for industry, including in-plant inventory management and engineering design and equipment repair. Through its merchandising service businesses, SunSource offers hardware and glass products with packaging, merchandising, and point-of-sale programs.

                                      ###

       For more information on the Company, please visit our website at
                              WWW.PRnewswire.com.

KCSA                                                                     News
------------------------------------------------------------------------------
Public & Investor Relations, Corporate & Marketing Communications

FOR:      SUNSOURCE L.P.
          One Logan Square
          Philadelphia, PA 19103

CONTACT:  Joseph M. Corvino
          (215) 665-3650

KCSA:     Leslie A. Schupak/Joseph A. Mansi
CONTACT:  (212) 682-6300 ext. 207/205

                                                         FOR IMMEDIATE RELEASE
                                                         ---------------------
                       SUNSOURCE ANNOUNCES RESTRUCTURING
              AND CHARGES RELATED TO PROPOSED CORPORATE CONVERSION

                                    --------

                       Plans to Extinguish Long Term Debt


PHILADELPHIA, PA., December 11, 1996--SunSource L.P. (formerly Sun Distributors) (NYSE: SDP & SDPB) announced today plans to restructure its Technology Services divisions (formerly Fluid Power divisions) and Retail Glass Business.

         Donald T. Marshall, Chairman and Chief Executive Officer of SunSource said that the Company will integrate and consolidate the support functions of its five domestic Technology Services divisions: Activation of Birmingham, Alabama; Air-Dreco of Houston, Texas; J.N. Fauver Company of Madison Heights, Michigan; Walter Norris Company of Rosemont, Illinois; and Warren Fluid Power of Denver, Colorado and will redeploy certain assets in its Harding Glass division resulting in a fourth quarter 1996 restructuring charge of approximately $6.0 million in the aggregate before taxes, or $.28 per Class B interest.

         The Company will integrate the finance, administration, purchasing, warehousing and service center functions of its Technology Services divisions


                                                                    Page 7 of 8
                                     (more)

Kanan, Corbin,               820 Second Avenue      Tel 212 682 6300
Schupak & Aronow, Inc.       New York, NY 10017     Fax 212 697 0910

SUNSOURCE ANNOUNCES/2


resulting in a net reduction of about 175 employees by December 31, 1998, and expects annualized net cost savings of approximately $5.0 million or $.23 per Class B interest before taxes thereafter.

         Mr. Marshall said that "the consolidation effort will enable SunSource to more effectively provide our industrial customers with a broad range of value added services, such as integrated supply and inventory management systems, through its existing sales organizations within the Sun Industrial Services Company." Restructuring of the Company's Retail Glass business will result in the writedown of certain assets related to facility closings. The redeployment of assets at Harding Glass will focus management's attention on strategic growth in the retail sector.

         Mr. Marshall also announced that the fees and expenses related to its proposed conversion from a limited partnership to corporate form, announced today, are expected to aggregate $12.0 million before taxes, of which approximately $2.0 million, or $0.09 per Class B interest, will be charged to operations in the fourth quarter 1996. $4.9 million of additional conversion costs will be charged to operations in 1997 prior to the effective date of the proposed conversion. The balance of $5.1 million provides for an expected prepayment penalty associated with extinguishment of the Company's long-term debt in connection with the corporate conversion and will be recorded in the 1997 post-conversion period.

         SunSource L.P. is one of the nation's leading suppliers of value added services to industrial and retail customers throughout North America. Its Industrial Services Company provides maintenance and engineered products as well as a nationwide system of support services for industry, including in-plant inventory management and engineering design and equipment repair. Through its merchandising service businesses, SunSource offers hardware and glass products with packaging, merchandising, and point-of-sale programs.


                                      ###

       For more information on the Company, please visit our website at
                              WWW.PRNewswire.com.




                                                                     Page 8 of 8